UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2026

AN2 THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41331	82-0606654
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 El Camino Real, Suite 100

Menlo Park, California 94025

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 331-9090

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	ANTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 19, 2026 (the “Repricing Date”), in accordance with the AN2 Therapeutics, Inc. Amended and Restated 2017 Equity Incentive Plan (the “2017 Plan”) and the AN2 Therapeutics, Inc. 2022 Equity Incentive Plan (together with the 2017 Plan, the “Plans”), the Board of Directors (the “Board”) of AN2 Therapeutics, Inc. (the “Company”) approved a stock option repricing (the “Option Repricing”), effective as of the Repricing Date, of all outstanding stock options granted under the Plans prior to the Repricing Date (the “Eligible Options”), including stock options held by the Company’s named executive officers and non-employee members of the Board. Pursuant to the Option Repricing, the exercise price of each Eligible Option was reduced to $3.91 per share, the closing price of the Company’s common stock on the Repricing Date. To the extent an Eligible Option is exercised prior to the Premium End Date (as defined below), or the eligible holder’s services with the Company terminates prior to the Premium End Date, the holder will be required to pay the original exercise price per share of the Eligible Options. The “Premium End Date” means the earliest of (i) September 19, 2027, (ii) the date of a change in control, or (iii) the eligible holder’s death or disability. Except for the reduction in the exercise prices of the Eligible Options as described above, the Eligible Options will retain their existing terms and conditions as set forth in the Plans and the applicable award agreements.

The Board believes that the Option Repricing with the Premium End Date is in the best interests of the Company, as the amended stock options will provide added incentives to retain and motivate Plan participants without incurring the stock dilution resulting from significant additional equity grants to the eligible participants or significant additional cash expenditures resulting from additional cash compensation.

The Company’s named executive officers hold the following aggregate number of Eligible Options: Eric Easom, President, Chief Executive Officer and Board chair: 742,649 Eligible Options, with original exercise prices ranging from $6.60 - $17.28 per share; Joshua Eizen, Chief Legal Officer and Chief Operating Officer: 142,150 Eligible Options, with original exercise prices ranging from $14.29 - $17.88 per share; and Lucy Day, Chief Financial Officer: 221,965 Eligible Options, with original exercise prices ranging from $6.60 - $17.28 per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2026		AN2 Therapeutics, Inc.

	By:	/s/ Joshua Eizen
Joshua Eizen
Chief Legal Officer and Chief Operating Officer